Exhibit 99.1

SUNRISE TELECOM® Annual Meeting of the Stockholders Management Presentation August 12th, 2009

Annual Meeting of Stockholders August 12th, 2009 Agenda ?Introductions ?Formal Business – Henry Huff, Chairman ?Year in Review – Paul Marshall, CTO Financial Review – Rick Kent, CFO ?Strategic Alternatives Summary – Lyron Bentovim, COO ?Future Direction – Bahaa Moukadam, CEO SUNRISE TELECOM®

Safe Harbor Statement Before we begin, let me inform you that during today’s discussions, management will make forward-looking statements about anticipated future revenues, gross margins, operating expenses and other financial and business information. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from what is projected. Additional information concerning these risk factors can be found in our Annual Report on Form 10-K for the period ended December 31, 2008, our Quarterly Report on Form 10-Q for the period ended March 31, 2009 and our August 10, 2009 earnings release. All information disclosed today related to our projections or other forward-looking statements is based on management’s current expectations. The Company does not undertake any special duty to update its forward-looking statements should circumstances change. 3 SUNRISE TELECOM®

Henry Huff Chairman of the Board Formal Business SUNRISE TELECOM®

Paul Marshall Chief Technology Officer Year in Review SUNRISE TELECOM®

A Year of Restructuring Increased excellence through simplicity and focus Reduced number of legal entities from 17 to 9 Sold Protocol Products Business Divested photon-counting business Consolidated Montreal manufacturing to San Jose and Taiwan Converted sales offices in Japan, Korea, Spain to distributor model Dramatic expense reduction – $16M to $9M per quarter 6 SUNRISE TELECOM®

Current Restructuring Project Moving majority of San Jose production to Taiwan Sunrise Telecom Leverages materials expertise and cost advantages in Taiwan Further addresses material control weakness in inventory management Expected to save $2M annually in cost of goods, $3M less material in inventory 7 SUNRISE TELECOM®

Integrated material planning leads to $3M reduction opportunity in H2 Jan-09 Feb-09 Mar-09 Apr-09 May-09 Jun-09 Jul-09 Aug-09 Stp-09 Oct-09 Nov-09 Dec-09 8 SUNRISE TELECOM®

New Products Keep Coming



SunLite
GigE
Q308



MTT-UDSL/3Play
Q209



XTT 5000
Q209



STT-40G
Dec ‘08



realGATE
Q109



CM2000 2.0
Q209

SUNRISE TELECOM
9

New Executive Management Team Bahaa Moukadam, CEO Joined SRTI two years ago with Telecom Division Promoted to VP Marketing Worldwide last year Demonstrated turnaround experience in IP Telephony business at Spirent Extensive experience in the test and measurement industry Previously with Spirent, HP (Agilent), Wandel & Goltermann (JDSU) Lyron Bentovim, COO Introduced to SRTI through last year’s Stockholders’ Day Extensive work with management and Board in strategy development Portfolio Manager Skiritai Capital Board experience on several companies like Sunrise Telecom Extensive consulting experience – Mitchell Madison Group and McKinsey 10 SUNRISE TELECOM®

My New Role as CTO Identify key business challenges and trends with key worldwide Cable and Telco operators Research market trends, drivers, metrics and competitors Develop business applications with senior executives from our largest customers Work with our product marketing and development engineering staff to define better next generation products for our customers Represent the Company on industry standards bodies and at industry events Be a sounding board and advisor to the CEO 11 SUNRISE TELECOM®

Rick Kent Chief Financial Officer Financial Review SUNRISE TELECOM®

Revenues have declined as a result of the sale of our PPG division and delayed ramp up from new products due to economic conditions Revenues (in millions) $30 $27.3 $23.1 $22.9 $25 $21.6 $20.1 $20.0 $20.2 $19.0 $20 $14.0 $15 $13.2 $10 $5 $0 Q1 Q2 Q3 Q4 2007 2008 2009 13 SUNRISE TELECOM®

Gross margins have been challenged by manufacturing, inefficiency, warranty costs and one-time items Gross Margins (%) 67.0% 70% 44.0% 62.0% 62.0% 61.0% 59.0% 59.0% 57.0% 60% 53.0% 50.8% 50% 40% 30% 20% 10% 0% Q1 Q2 Q3 Q4 2007 2008 2009 14 SUNRISE TELECOM®

Operating expenses have declined from $71 million in 2007 and $78 million in 2008 to an annual run rate of $36 million in the first half of 2009 Operating Expenses (in millions) $20 $18.6 $18.3 $17.7 $17.4 $16.7 $18 $16.2 $16 $13.9 $14 $11.8 $12 $9.3 $9.0 $10 $8 $6 $4 $2 $0 Q1 Q2 Q3 Q4 2007 2008 2009 15 SUNRISE TELECOM®

Net loss has gone from $12.6 million in 2007 and $7.3 million in 2008 to $4.0 million in the first half of 2009 Net Loss (in millions) $6 $5.4 $4 $2 $0 -$2 -$1.8 -$2.2 -$2.2 -$2.2 -$2.6 -$2.9 -$4 -$3.6 -$4.9 -$6 -$7.0 -$8 Q1 Q2 Q3 Q4 2007 2008 2009 16 SUNRISE TELECOM®

Looking Ahead Gross margins projected at 64% Improve manufacturing execution New product introductions Improve execution and cost rationalization Profitable in Fourth Quarter Net cash stable at $7M since end of 2008 and expected to grow in the second half of the year 17 SUNRISE TELECOM®

Lyron Bentovim Chief Operating Officer Strategic Alternatives Summary SUNRISE TELECOM®

Strategic Alternatives – Mission After becoming current, what next? Board interviewed multiple firms and selected Cabrillo Advisors Explored all alternatives Continue as a public independent company Sale of company Merger / Strategic combination Go private – introduce a financial investor De-register 19 SUNRISE TELECOM®

Strategic Alternatives – Process Sunrise Telecom announced the Strategic Alternatives Review on March 10, 2009 Strategic Alternatives Review M&A Process (# of Companies per Step) Process Signed Due Deal End of Alternatives Initiated Contacted NDA Diligence Negotiations Review Acquisition 3 3 1 2 1 1 Strategics: t i : 40 39 4 3 2 M&A Merger 4 3 2 Process Closed Financial Fi Go Private Strategics: Firms: 11 11 1 1 11 8140 80 Complete De-register (As of Financial 8/7/09) Firms: 80 Dismissed Status Quo by Board 20 SUNRISE TELECOM®

Strategic Alternatives – Results Public company costs very high without corresponding benefits Private equity expects profitability and positive cash flow Strategic buyers are looking for bargains A win/win merger of equals could not be struck Therefore… 21 SUNRISE TELECOM®

Strategic Alternatives – Decision Rebuild Sunrise Telecom to be customer focused, profitable and growing De-register for cost savings with similar liquidity and information Consolidate operations to improve gross margins and product quality while reducing inventory Install new leadership for better execution 22 SUNRISE TELECOM®

Bahaa Moukadam Chief Executive Officer Future Direction SUNRISE TELECOM®

The Brutal Fact We have not been executing well enough for success… Employees Customers Shareholders …so nobody is happy. Sustained profitable growth is only possible when you satisfy all three stakeholders 24 SUNRISE TELECOM®

Values and Culture Culture of Delighting Customers – We strive to delight our customers at each and every touch point (we value each and every customers) Culture of Accountability – We hold ourselves personally accountable for results (we value and reward performance) Culture of Collaboration – We actively contribute to the team and company success (we value and reward teamwork) Culture of Continuous Improvements – We continuously learn and look for improvement opportunities in everything we do every day (we value and reward relentless improvements) 25 SUNRISE TELECOM®

Effective Business Management People Metrics Strategy Structure Process 26 SUNRISE TELECOM®

People The Plan The most important asset in any company is talented high-performance people Talent acquisition, development and retention is a key priority HR Department will directly report to the CEO and will have a new focus on: Talent acquisition, development and retention Change management 27 SUNRISE TELECOM®

Strategy The Plan STRATEGY = EXECUTION PROFITABILITY 28 SUNRISE TELECOM®

Process The Plan Laser focus on improving the Customer Experience requires: Improved order processing and fulfillment Better out-of-box experience More responsive and effective Technical Assistance Center Effective Service and quick repair turn around time Tighter financial controls 29 SUNRISE TELECOM®

Structure The Plan New Customer Experience role to be defined and filled HR is a critical function and to report to the CEO 30 SUNRISE TELECOM®

Metrics The Plan % Revenues from new products % Gross Margin % Net Income of Revenue Inventory as percent of Revenue Customer Experience 31 SUNRISE TELECOM®

Key Company Imperatives Profitability Significant improvement in go-to-market effectiveness Quantum leap improvement in Customer Experience Employee engagement, motivation, alignment and effectiveness 32 SUNRISE TELECOM®

We can manage Sunrise Telecom so EVERYBODY is happy by end of 2010 Employees Customers Shareholders Sustained profitable growth is only possible when you satisfy all three stakeholders 33